UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 30, 2014

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

NovaBay Pharmaceuticals, Inc. held its Annual Meeting of Stockholders on May 30, 2014. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or withheld in the case of election of directors, and for or against each other matter, and the number of abstentions and broker non-votes with respect to each matter.

1.     NovaBay’s stockholders elected each of the two Class I directors proposed by NovaBay for re-election, to serve until NovaBay’s 2017 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Massimo Radaelli	18,712,907	275,257
Mark Sieczkarek	18,718,464	269,700

There were 16,829,152 broker non-votes for this proposal.

2.     NovaBay’s stockholders approved an amendment the Certificate of Incorporation of NovaBay Pharmaceuticals to increase the number of authorized shares of NovaBay common stock from 65,000,000 to 120,000,000. The tabulation of votes on this matter was as follows:

Shares voted for:                    31,678,403

Shares voted against:              3,840,177

Shares abstaining:                      298,736

Broker non-votes:                                  0

3.     NovaBay’s stockholders ratified the selection of OUM & Co. LLP as the independent registered public accounting firm of NovaBay for its fiscal year ending December 31, 2014. The tabulation of votes on this matter was as follows:

Shares voted for:                    34,395,840

Shares voted against:              1,124,255

Shares abstaining:                       297,221

Broker non-votes:                                  0

Following the Annual Meeting, on June 3, 2014, NovaBay filed a Certificate of Amendment to Amended and Restated Certificate of Incorporation amending NovaBay’s Amended and Restated Certificate of Incorporation as approved by its stockholders as described in Proposal 2 above.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.            Description

3.1                           Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer, Secretary and Treasurer

Dated: June 3, 2014

EXHIBIT INDEX

Exhibit No.         Description

3.1                        Certificate of Amendment to Amended and Restated Certificate of Incorporation